UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a – 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Venture Lending & Leasing IX, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VENTURE LENDING & LEASING IX, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 9, 2018

To the Shareholder of Venture Lending & Leasing IX, Inc.:

An Annual Shareholder Meeting of Venture Lending & Leasing IX, Inc. (“the Fund” or “Fund IX”) will be held at 11:00 a.m., Pacific time, on May 9, 2018, at the offices of Westech Investment Advisors, LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, to consider and vote on the election of five members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2018.

Each shareholder that owned shares of the Fund on the close of business on April 13, 2018 is entitled to vote at this meeting. A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

/s/ Maurice C. Werdegar

MAURICE C. WERDEGAR
Director, President, Chief Executive Officer

April 13, 2018

If you plan to attend our meeting in person, please call Martin D. Eng at (650) 234-4308.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it by fax or e-mail.

VENTURE LENDING & LEASING IX, INC.
104 La Mesa Drive, Suite 102
Portola Valley, California 94028

PROXY STATEMENT
ANNUAL SHAREHOLDER MEETING
May 9, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 9, 2018: This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2017, are available, with log-in information, on the internet at the following address: www.intralinks.com. Please contact Lynda Colletta, at (650) 234-4321, or by e-mail to lyndac@westerntech.com, if you require assistance accessing such website.
Introduction

The Board of Directors of Venture Lending & Leasing, IX, Inc. (the “Fund” or “Fund IX”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 a.m., Pacific time, on May 9, 2018, at the offices of Westech Investment Advisors, LLC (“Westech”), 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, and at any adjournments thereof (collectively, the “Meeting”). At the Meeting, the election of five members of the Board of Directors of Fund IX and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2018 will be considered and voted upon (the “Proposals”). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 13, 2018.

On April 13, 2018, the record date for the Meeting (“Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund IX outstanding and entitled to vote. For a shareholder’s Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 9, 2018. A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax or e-mail. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person. The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings. It is anticipated that the Meeting will be conducted by proxy, with no shareholders attending. Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder Meeting and “for” any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment. A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.

The election of each of the nominated directors of the Fund requires approval by a plurality of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present, and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2018 requires approval by a majority of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present. 100% of the Fund’s outstanding Shares are owned by Venture Lending & Leasing IX, LLC (the “LLC”). The LLC in turn is owned by its members (the “LLC Members”). The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund. Accordingly, the election of each of the nominated directors of the Fund requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”), and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2018 requires the prior approval of at least a majority of the outstanding LLC Shares.

Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by e-mail and fax, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech. The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

The Annual Report for the Fund for its year ended December 31, 2017 has been timely delivered to the Fund’s shareholder.

Election of Directors (Proposal 1) – General Matters

All the nominees have consented to serve as directors of the Fund if elected. If elected, each nominee will serve until the next annual shareholder meeting or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Meeting.

These nominees, if elected, will constitute the entire Board of Directors of the Fund. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The directors of the Fund that are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940 (the “Independent Directors”), constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm. The Fund’s Board of Directors has adopted a written charter for the Audit Committee, the current version of which is attached to this proxy statement as Annex B. The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission. The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

The Independent Directors of the Fund also constitute its Nominating Committee. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent

Directors. The Charter of the Nominating Committee is attached to this proxy statement as Annex C. The Nominating Committee will consider nominees recommended by LLC Members. Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

The Nominating Committee has not set minimum qualifications that must be met by director nominees. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. Although the Nominating Committee does not have a formal policy on diversity, it believes that diversity in Board composition is an important factor in evaluating nominees, and seeks to have Board members with diverse backgrounds, experiences, and points of view. All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech. In addition to the factors described above, the Nominating Committee considered the fact that all of the Independent Directors have been directors of prior business development companies managed by Westech with investment programs similar to that of the Fund, and thus are conversant with the investment program of the Fund and related issues.

Each director’s biography, set forth below, includes information about the director’s specific experience and qualifications that led the Board to conclude that he should serve as a director of the Fund, in light of the Fund’s business and structure. Additionally, the Board believes that each director possesses strong personal and professional ethics, a high standard of integrity and values, and senior leadership skills and experience. Each director has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Fund. The Board believes that each director brings valuable skills and experiences to the Fund that, taken together, provides the Board with a depth of knowledge, judgment and insight necessary to provide effective oversight of the Fund’s operations.

Mr. Werdegar serves as Chief Executive Officer of the Fund, while Mr. Swenson serves in the Chairman of the Board position. The Board believes that having the Chairman and Chief Executive Officer positions held by different individuals at this point in time is in the best interest of the Fund and its shareholder. Although Mr. Swenson is not Chief Executive Officer of the Fund, he possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Fund. Mr. Swenson is, therefore, well positioned to develop Board agendas that ensure that the Board’s attention is directed to the most critical issues for the Fund. While Mr. Swenson is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, each of the directors of the Fund, other than Messrs. Swenson and Werdegar, are independent, and each of the Fund’s committees are composed entirely of Independent Directors.

Each Independent Director is encouraged to regularly contact management with questions or suggestions for agenda items, and the directors are kept informed of the Fund’s business by various documents sent to them and oral reports made to them during Board meetings by the Fund’s management. The Fund has adopted written compliance policies and procedures, which are designed to ensure that the Fund is compliant with all applicable laws. No less frequently than annually, the Board reviews the adequacy of these procedures and the effectiveness of their implementation. In connection with this review, the Fund’s designated “chief compliance officer” provides a written report to the Board, which discusses, among other things, any material compliance matters or issues that arose during the year. Additionally, the chief compliance officer meets with the Independent Directors of the Fund on an annual basis, without management present. The designation of the chief compliance officer is approved by the Board, including a majority of its Independent Directors, and the chief compliance officer may be removed from his responsibilities only with the approval of the Board, including a majority of the Independent Directors. For the foregoing reasons, the Board believes that its current leadership structure strikes the appropriate balance between effective Board leadership and independent oversight of management.

Because the executive officers of the Fund do not receive compensation for their services to the Fund, the Fund does not have a compensation committee.

The following table shows the compensation of the directors of the Fund during the last fiscal year:

Name and Position	Aggregate Compensation from the Fund
Independent Directors
Roger V. Smith Director	$0*
Robert J. Hutter Director	$0*
Scott C. Taylor Director	$0*
Non-Independent Directors
Ronald W. Swenson Director, Chairman	$0
Maurice C. Werdegar Director, President, Chief Executive Officer	$0

* The Fund was organized on December 15, 2017, and did not pay any independent director fees during the year.
The Board of Directors determines the annual compensation of each Independent Trustees without any express monetary limit, taking into account the current regulatory environment and the market. The Fund’s Independent Directors are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting. In addition, each Independent Trustee that serves as an independent member of the LLC’s advisory board (the “Advisory

Board”) may receive annual compensation for his or her Advisory Board service, which Westech determines without any express monetary limit, taking into account the current regulatory environment and the market.

The Fund’s directors who are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, receive no compensation from the Fund for their services as directors
Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) – General Matters

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2018, which appointment was unanimously approved by the Board of Directors of the Fund. More information on Deloitte & Touche LLP is set forth below.

PROPOSAL 1 – TO ELECT FIVE DIRECTORS OF THE FUND

The following table provides information concerning each nominee for election to the Board of Directors of Fund IX. Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, or removal. The address of each nominee is c/o Westech Investment Advisors, LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name of Nominee for Director	Age as of December 31, 2017	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2017
Independent Directors
Roger V. Smith	76	Director	2015	Founder and President, Smith Venture Group (advisory services for venture capital companies) since 1994. Mr. Smith was previously a member of the Advisory Board of Venture Lending & Leasing III, Inc. and a member of the Board of Directors of Venture Lending & Leasing VI, Inc. (“Fund VI”).	1	$0(1)(2)

Name of Nominee for Director	Age as of December 31, 2017	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2017
Scott C. Taylor	53	Director	2015
Executive Vice President, General Counsel and Secretary of Symantec Corporation; Director and Chairman of Compensation Committee and member of Audit, Nominating and Governance Committees, VirnetX Holding Corporation 2008-2014; Director and member of Audit, Nominating and Governance Committees, Piper Jaffray Companies since 2014. Mr. Taylor is also a member of the Board of Directors of Venture Lending & Leasing VII, Inc. (“Fund VII”). He was previously a Director of Venture Lending & Leasing V, Inc.

					2 – Fund VII and Fund IX	$0 (1)(2)
Robert Hutter	45	Director	2015	Managing Partner of Learn Capital since 2010. Mr. Hutter is also a member of the Board of Directors of Fund VII.	2 – Fund VII and Fund IX	$0 (1)(2)
Non-Independent Directors
Ronald W. Swenson (3)	72	Director, Chairman	2015
Chairman and Director of Westech Investment Advisors since June 2015; Chief Executive Officer (“CEO”) and Director 1994-June 2015. Mr. Swenson is also a member of the Board of Directors, and Chairman, of Fund VII and Venture Lending & Leasing VIII, Inc. (“Fund VIII”).

					3 – Fund VII, Fund VIII and Fund IX	$0 (1)(2)(4)

Name of Nominee for Director	Age as of December 31, 2017	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2017
Maurice C. Werdegar (3)	52	Director, President, Chief Executive Officer	2015
President and CEO of Westech Investment Advisors since June 2015; Chief Operating Officer and Vice President January 2011-June 2015; various other positions with Westech Investment Advisors since 2001. Mr. Werdegar is also CEO and President of Fund VII and Fund VIII, and a member of the Board of Directors of Fund VII and Fund VIII.

					3 – Fund VII, Fund VIII and Fund IX	$0 (1)(2)

(1)	The Fund has not yet commenced business operations and has not called any capital committed to the LLC by the directors or other investors in the LLC.

(2)
Represents indirect ownership of Shares in the Fund held by the LLC. The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund’s Shares. As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund. The Fund has not yet commenced business operations, and as of December 31, 2017, the Fund’s equity was $(159,165). Because there is no trading market for the Fund’s Shares, this equity amount was used to determine a per Share value of $(1.59). This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director. The director disclaims beneficial ownership of the Shares except to the extent of his pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(3)	Because of Messrs. Swenson’s and Werdegar’s positions with Westech, they are “interested persons” of the Fund.

(4)	Annex A to this Proxy Statement provides additional information about Mr. Swenson’s beneficial ownership of shares of the Fund as of December 31, 2017.

The Fund was organized in December 2017 and has not yet commenced business operations. During the year ended December 31, 2017: the Fund’s Board of Directors met one time and took no action by unanimous written consent; the Audit Committee met one time; and the Nominating Committee did not meet. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served held during the last fiscal year and while he served as a director.

PROPOSAL 2 – TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and such appointment was unanimously approved by the Board of Directors of the Fund. Information concerning the Audit Committee’s recommendation regarding the selection of Deloitte & Touche LLP is set forth in the Audit Committee Report below, and information concerning the fees charged by Deloitte & Touche LLP and its affiliates is set forth under “Other Information” below.

Audit Committee Report. The Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the year ended December 31, 2017. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 114, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee considered whether the provision of non-financial audit services were compatible with Deloitte & Touche LLP’s independence in performing financial audit services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2018.

Audit Committee: Roger V. Smith, Robert J. Hutter, Scott C. Taylor.

OTHER INFORMATION

Manager. The Fund’s investment adviser is Westech Investment Advisors, LLC. Westech Investment Advisors’ principal business address is 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Independent Registered Public Accounting Firm. Effective December 2017, Deloitte & Touche LLP was appointed as the Fund’s independent registered public accounting firm. The Audit Committee has considered the independence of Deloitte & Touche LLP, and has concluded that the provision of non-audit services by Deloitte & Touche LLP and the other member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as the “Deloitte entities”) is compatible with maintaining auditor independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

The following is a summary of the aggregate fees paid by the Fund to the Deloitte entities.

Audit Fees. The aggregate fees charged for professional services required for the audit of the Fund’s annual financial statements for the fiscal year ended December 31, 2017 were $7,000 (2017). The Fund has not yet commenced business operations and thus had no interim financial statements to report on Form 10-Q.

Audit-Related Fees. The Deloitte entities did not provide, and did not charge any fees for, any other audit-related services for the fiscal year ended December 31, 2017.

Tax Fees. The aggregate fees charged for tax advisory and preparation services for the fiscal year ended December 31, 2017 were $0 (2017).

All Other Fees. The Deloitte entities did not provide any other services for the fiscal year ended December 31, 2017.

As set forth in the Audit Committee Charter, all auditing services and permitted non-audit services to be performed for the Fund by the independent registered public accounting firm are pre-approved by the Audit Committee in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee followed such procedures with respect to the approval of the fees described above.

Executive Officers of the Fund. The following are the executive officers of the Fund other than Messrs. Swenson and Werdegar. The address of each officer is c/o Westech Investment Advisors, LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name and Position With Fund	Age as of December 31, 2017	Principal Occupation and Business History
Martin D. Eng, Vice President, Chief Financial Officer, Secretary and Treasurer	66	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer of Westech Investment Advisors since 2005.
Jay L. Cohan, Vice President and Assistant Secretary	52	Vice President and Assistant Secretary of Westech Investment Advisors; various other positions with Westech Investment Advisors since 1999.
David R. Wanek, Vice President	44	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 2001.

Compensation of Executive Officers. Executive officers of the Fund do not receive any compensation for their services to the Fund.

Annual Reports. The Fund will furnish to its shareholder, without charge, additional copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent of our capital shares registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us. Based on our review of the copies of beneficial ownership reports received by us, we believe that all such ownership reports were filed on a delayed basis.

Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2019.

Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

By order of the Board of Directors of the Fund

/s/ Maurice C. Werdegar

MAURICE C. WERDEGAR
Director, President, Chief Executive Officer

April 13, 2018

ANNEX A

Beneficial Ownership of Fund Shares

As of April 13, 2018, there were 100,000 Shares of Common Stock of Fund IX, $0.001 par value, issued and outstanding, all owned by Fund IX’s sole shareholder, the LLC. The LLC purchased the Shares from the Fund in June 2017. This issuance of stock was required by the California Commissioner of Corporations in order for Fund IX to apply for a finance lender’s license, which was issued on September 22, 2017. Fund IX has otherwise not yet commenced business operations. The LLC has not yet called capital committed by members, and has not yet provided capital to Fund IX other than $25,000 in consideration for the Shares purchased in June 2017.

Venture Lending & Leasing IX GP, LLC (the “GP”) is the managing member of the LLC. Westech is the managing member of the GP.

Beneficial Owners of More Than 5% of Fund IX Shares as of the Record Date*

Name and Address of Shareholder**	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing IX, LLC	100,000; 100%
Westech Investment Advisors LLC***	100,000; 100%
Venture Lending & Leasing IX GP, LLC***	100,000; 100%
Westech Investment Management, Inc. ***	100,000; 100%
Salvador O. Gutierrez***	100,000; 100%
Ronald W. Swenson ***	100,000; 100%

* Each is an indirect beneficial owner of more than 5% of the Shares by virtue of owning more than a 5% membership interest in the LLC.

** The address of each of the shareholders listed in this Annex is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

*** The GP may be deemed to be a beneficial owner of the 100,000 Shares of Fund IX owned by the LLC by virtue of its position as the managing member of the LLC. Westech may be deemed to be a beneficial owner of the 100,000 shares of Fund IX owned by the LLC by virtue of its position as the managing member of the GP. Mr. Gutierrez, Mr. Swenson and Westech Investment Management, Inc. (“WIM”) may each be deemed to be an indirect beneficial owner of the 100,000 shares of Fund IX owned by the LLC by virtue of his or its relationship to Westech, the managing member of the GP. WIM is the controlling member of Westech, and each of Mr. Gutierrez and Mr. Swenson is a 50% shareholder and a director and executive officer of WIM.

Beneficial Ownership of Fund IX Shares by Fund Directors and Executive Officers as of the Record Date*

Name and Address of Shareholder**	Number and Percentage of Shares Beneficially Owned
Ronald W. Swenson***	100,000; 100%
All directors and executive officers as a group (8 persons)	100,000; 100%

* Other than Mr. Swenson, no director or executive officer of Fund IX may be deemed to beneficially own in excess of 1% of the Shares outstanding.

** Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

*** Mr. Swenson may be deemed to be an indirect beneficial owner of the 100,000 Shares of Fund IX owned by the LLC by virtue of his relationship to Westech Investment Advisors, the managing member of the GP. Mr. Swenson is a 50% shareholder and a director and executive officer of WIM the controlling member of Westech.

ANNEX B

CHARTER FOR THE AUDIT COMMITTEE

OF

VENTURE LENDING & LEASING IX, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of Venture Lending & Leasing IX, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Trustees of the Fund.

Purpose

The Audit Committee has as its primary purpose, among other things, oversight responsibility for the integrity of the Fund’s financial reporting and for the adequacy of the Fund’s overall system of internal controls.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), each of whom is able to read and understand financial statements. As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act of 2002, the Board will determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

Meetings

The Audit Committee shall meet two times a year, with additional meetings being held as deemed appropriate by the Chair of the Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountants, and the individuals at Westech Investment Advisors Inc. (“Westech”), who provide financial and executive management of the Fund (“Management”).

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.	Review and recommend to the Board of Directors which independent public accountants should be selected to audit the books of the Fund.

2.
Evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech, and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any preapproval requests submitted by the independent public accountants as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

3.
Meet with the independent public accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Fund’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountants’ audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

4.
Review with the independent public accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountants. The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.

5.
Review periodically with the independent public accountants the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

6.
Provide the independent public accountants with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountants’ evaluation of Management’s financial and accounting personnel, and the cooperation that the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

7.	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

8.	Review fees of the independent public accountants in relation to services provided to the Fund.

9.
Investigate any improprieties or suspected improprieties in the Fund’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act of 2002.

10.	Review the reports of the Pricing Committee describing all pricing and liquidity determinations in accordance with the Fund’s Pricing Procedures.

11.	Review violations of the Fund’s or Management’s Code of Ethics and determine what action should be taken, if any.

12.	Consider requests for exemption from the Fund’s Code of Ethics.

13.	Review the Fund’s use of broker-dealers.

14.	Review the Fund’s payment of commissions, including the use of commissions to obtain research (“soft dollars”).

15.	Summarize the proceedings of all meetings of the Audit Committee at meetings of the Board of Directors of the Fund.

16.
Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

17.	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with “best practices” of the investment company industry.

Effective as of December 2017.

ANNEX C

CHARTER FOR THE NOMINATING COMMITTEE

OF

VENTURE LENDING & LEASING IX, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Venture Lending & Leasing IX, Inc., (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

Authority

The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be composed of all the members of the Board of Directors who are not “interested persons” of the Fund (“Independent Director”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto. The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed.

Meetings

The Chair of the Nominating Committee shall call meetings on an “as needed” basis. Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee. Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

Responsibilities

The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Functions of the Committee

1.
As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1, 17g-1, and 18f-3 under the 1940 Act, the Nominating Committee shall nominate persons to become Independent Directors. The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Westech Investment Advisors Inc. (“Westech”), and other principal service providers to the Fund. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Westech, or other principal service providers.

2.
Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

3.	The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

4.
The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

5.
The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

Nominations with respect to Other Committees of the Board

1.	The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2.
The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the Board of Directors.

Retirement Policies

1.	It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Trustees by the end of the year in which they reach their 79th birthday.

Other Powers and Responsibilities

1.
The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

2.
The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Effective as of December 2017.

Exhibit A

Members of the Audit and Nominating Committees

Roger V. Smith
Robert J. Hutter
Scott C. Taylor

PROXY

Venture Lending & Leasing IX, Inc.
Annual Meeting of Shareholders – May 9, 2018

The undersigned hereby appoints as proxies Martin D. Eng, Ronald W. Swenson, and Maurice C. Werdegar and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal. This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing IX, Inc.
Please sign and date this proxy and return it to Westech Investment Advisors, LLC, by fax to the attention of Lynda Colletta, at (650) 234-4343, or by e-mail to lyndac@westerntech.com.
Please indicate your vote by an “X” in the appropriate box below. The Board of Directors recommends a vote “FOR” the proposals below.

Election of Roger V. Smith, Robert J. Hutter, Scott C. Taylor, Ronald W. Swenson and Maurice C. Werdegar as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

	FOR ______	AGAINST ______	ABSTAIN ______
Ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	FOR ______	AGAINST ______	ABSTAIN ______

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 9, 2018: The Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2017, are available on the internet at the following address: www.intralinks.com.

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.” If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________ Name of Shareholder
________________________ Signature ________________________ Title (if applicable)
Dated: _______________, 2018